Exhibit 10.3

WRITTEN CONSENT OF COMMON SHAREHOLDERS

OF

Chilean Cobalt Corp.

(2025 Equity Incentive Plan)

July 30, 2025

Pursuant to the provisions of the Nevada Revised Statutes (the “NRS”), the undersigned shareholders of Chilean Cobalt Corp., a Nevada corporation (the “Corporation”) do hereby consent that when shareholders of the Corporation holding a majority of the common stock of the Corporation have executed this Written Consent of the Common Shareholders (this “Consent”), the resolutions set forth below shall be deemed to have been adopted to the same extent and to have the same force and effect as if adopted at a formal meeting of the common shareholders of the Corporation at a meeting duly called and held for purposes of acting upon proposals to adopt such resolutions.

WHEREAS, the undersigned believe it to be in the best interests of the Corporation to adopt that certain Chilean Cobalt Corp. 2025 Equity Incentive Plan the form of which is attached hereto as Exhibit A (the “Plan”);

NOW, THEREFORE, BE IT, RESOLVED, that Plan is hereby authorized, approved and adopted; and be it

FURTHER RESOLVED, that the authorized officers of the Corporation are hereby authorized and empowered to execute and effect the Plan; and be it

FURTHER RESOLVED, that the purposes of the Plan are, and shall be, to incentivize the directors, officers and employees of the Company with respect the overall operations of the Corporation, including: (i) Operational Performance, with incentive awards being considered based on senior management’s ability to effectively execute the Corporation’s strategic and operational objectives; (ii) Market Positioning, with incentive awards also reflecting the degree to which senior management enhances the Corporation’s visibility and investor appeal through brand-building efforts and improved stock liquidity; and (iii) Capitalization, with incentive awards taking into account whether the Corporation has sufficient capital to operate and to execute the plans for the Corporation’s operations for the upcoming 3- to 5-year period; and be it

FURTHER RESOLVED, that it is expected that an award of 500,000 restricted stock units under the Plan shall be issued to Ash Lazenby in his position as a special advisor to the Corporation; and be it

FURTHER RESOLVED, that the proper officers of the Corporation be, and each of them hereby is, in accordance with the foregoing resolutions, authorized, empowered and directed, in the name and on behalf of the Corporation, to prepare, execute and deliver, or cause to be prepared, executed and delivered, any and all agreements, amendments, certificates, reports, applications, notices, instruments, schedules, statements, consents, letters or other documents and information and to do or cause to be done any and all such other acts and things as, in the opinion of any such officer, may be necessary, appropriate or desirable in order to enable the Corporation fully and promptly to carry out the purposes and intent of the foregoing resolutions, to make any filings pursuant to federal, state and foreign laws, and to take all other actions that he or she deems necessary, appropriate or advisable in order to comply with the applicable laws and regulations of any jurisdiction (domestic or foreign), or otherwise to effectuate and carry out the purposes of the foregoing resolutions and to permit the transactions contemplated thereby to be lawfully consummated, and any such action taken or any agreements, amendments, certificates, reports, applications, notices, instruments, schedules, statements, consents, letters or other documents and information executed and delivered by them or any of them in connection with any such action shall be conclusive evidence of their or his authority to take, execute and deliver the same; and be it

FURTHER RESOLVED, that all actions previously taken by any officer, director, representative or agent of the Corporation, in the name or on behalf of the Corporation or any of its affiliates in connection with the transactions contemplated by the foregoing resolutions be, and each of the same hereby is, adopted, ratified, confirmed and approved in all respects as the act and deed of the Corporation; and be it

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FURTHER RESOLVED, that the undersigned hereby adopt, as if expressly set forth herein, the form of any and all resolutions required by any authority to be filed in connection with any applications, reports, filings, consents to service of process, powers of attorney, covenants and other papers, instruments and documents relating to the matters contemplated by the foregoing resolutions if (i) in the opinion of a proper officer of the Corporation executing the same, the adoption of such resolutions is necessary or advisable, and (ii) the secretary or an assistant secretary of the Corporation evidences such adoption by inserting with this Consent copies of such resolutions, which will thereupon be deemed to be adopted by the undersigned with the same force and effect as if originally set forth herein; and be it

FURTHER RESOLVED, that this Consent may be executed in one or more counterparts, and via electronic or other signatures, all of which shall together constitute one and the same instrument.

[Signatures appear on following page]

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IN WITNESS WHEREOF, the undersigned have executed this Consent as of the date first written above.

Shareholder name: ____________________

Number of shares of common stock, par value $0.0001 per share held: ___________

Number of shares of Series B Convertible Preferred Stock, par value $0.0001 per share, held: ___________

Voting power held: ___________% (divide your total of all shares above by 45,909,930)

Date:

By:
Name:
Title:
(if applicable)

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Exhibit A

Chilean Cobalt Corp. 2025 Equity Incentive Plan

(Attached)

[Included herewith as Exhibit 10.1]

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